LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L
                  Group Variable Annuity Contracts I, II & III

     Supplement Dated December 31, 2000 to the Prospectus Dated May 1, 2000

     This supplement describes certain changes to the Prospectus for Lincoln Life & Annuity Variable Annuity Account L (Group Variable Annuity Contracts I, II & III). Please read and keep this Supplement for future reference.

     The following disclosure should be added to the Fund descriptions for Dreyfus Stock Index Fund and Dreyfus Variable Investment Fund - Small Cap Portfolio on page 9:


     "The Fund offers two classes of shares: Service shares and Initial shares. Each Fund's prospectus dated December 31, 2000 describes the Service shares and the Initial shares. Currently, only the Funds' Initial shares are available for investment under the Contracts."